UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant To Section 13 or 15(d)
Of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 12, 2025
URBAN ONE, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-25969	52-1166660
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
1010 Wayne Avenue
14th Floor
Silver Spring, Maryland 20910
(301) 429-3200
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol	Name of Exchange on which Registered
Class A Common Stock, $.001 Par Value	UONE	NASDAQ Stock Market
Class D Common Stock, $.001 Par Value	UONEK	NASDAQ Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 under the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition.
On August 13, 2025, Urban One, Inc. (the “Company”) issued a press release setting forth the results for the three months ended June 30, 2025. A copy of the press release is attached as Exhibit 99.1.
Item 3.01     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On February 11, 2025, the Company received written notice (the “Notice”) from the Listing Qualifications Department of NASDAQ notifying the Company that, for the last 30 consecutive business days, the bid price for the Company’s Class D common stock, par value $0.001 per share (the “Class D Common Stock”) had closed below the $1.00 per share minimum bid price requirement for continued inclusion on the NASDAQ Capital Market pursuant to NASDAQ Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”). The Notice had and has no immediate effect on the listing of the Class D Common Stock, which continues to trade on the NASDAQ Capital Market under the symbol “UONEK”. The Notice also has no impact on the Company’s Class A Common Stock which trades under the symbol “UONE.”
In accordance with NASDAQ Listing Rule 5810(c)(3)(A), the Company had a period of 180 calendar days, or until August 11, 2025, to regain compliance with the Minimum Bid Price Requirement. To regain compliance, the closing bid price of the Company’s Class D Common Stock must be at least $1.00 per share for a minimum of ten (10) consecutive business days as required under NASDAQ Listing Rule 5810(c)(3)(A) (unless the NASDAQ staff exercises its discretion to extend this ten-day period pursuant to NASDAQ Listing Rule 5810(c)(3)(H)) during the 180-day period prior to August 11, 2025.
On June 18, 2025, the Company’s stockholders approved an amendment to our Amended and Restated Articles of Incorporation to permit us to effect a reverse stock split of our outstanding Class A and Class D Common Stock, at a ratio within a range between one-for-two and one-for-30, subject to and as determined by a committee appointed by our Board of Directors.
On August 1, 2025, the Company requested an additional 180 period to comply with the Minimum Bid Price Requirement as permitted under the NASDAQ Listing Rules. In making the request, the Company noted that it continued to meet the listing requirement for market value of publicly held shares and all other initial listing standards for The NASDAQ Capital Market, with the exception of the bid price requirement. It further noted that it committed to cure the bid price deficiency during the second compliance period, by effecting a reverse stock split, if necessary. On August 12, 2025, NASDAQ informed the Company that it had been granted an additional 180 calendar days to meet the Minimum Bid Price Requirement including by effecting a reverse stock split, if necessary. Therefore, the Company has until February 9, 2026 to regain compliance with the Minimum Bid Price Requirement.

Item 8.01     Other Events.
During the course of its earnings call and/or in its press release, the Company gave certain updates with respect to its current outlook. First, the Company noted that, based on broad economic headwinds, it was reducing its full year guidance to $60.0 million in Adjusted EBITDA for the year ending December 31, 2025. Next, management noted that core radio pacings for the third quarter were currently down 8.3%, or 5.6% excluding political, with local pacing flat year-over-year. It further noted that cable TV advertising was down 4.2% and affiliate revenue was down 11.7% driven by continuing subscriber churn. Management also noted that as of August 13, 2025, the Company’s gross debt was approximately $492.3 million as the Company continued to engage in debt reduction efforts. Finally, the Company noted it would continue a disciplined capital allocation strategy with a focus on debt management/reduction and accretive corporate development opportunities taking into consideration the current operating environment and persistent industry trends.
Item 9.01.      Financial Statements and Exhibits.
(c) Exhibits

Exhibit Number	Description
99.1	Press release dated August 13, 2025: Urban One Reports Second Quarter 2025 Results
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

Forward Looking Statements

The Company cautions you certain of the statements in this Form 8-K or in this press release may represent "forward-looking statements" as defined in Section 27A of the United States Securities Act of 1933, as amended, and Section 21E of the United States Securities Exchange Act of 1934, as amended. These statements are based on assumptions believed by the Company to be reasonable and speak only as of the date on which such statements are made. Without limiting the generality of the foregoing, words such as "expect," "believe," "anticipate," "intend," "plan," "project," "will" or "estimate," or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Except as required by law, the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date and cautions investors not to place undue reliance on any such forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements based on factors, including but not limited to the following: economic, public health, and/or political conditions that impact consumer confidence and spending; the cost and availability of capital or credit facility borrowings; the ability to obtain equity financing; general market conditions; the adequacy of cash flows or available debt resources to fund operations; and other risk factors described from time to time in the Company's Forms 10-K, Forms 10-Q, and Form 8-K reports (including all amendments to those reports).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

URBAN ONE, INC.

/s/ Peter D. Thompson
August 13, 2025	Peter D. Thompson
Chief Financial Officer and Principal Accounting Officer